UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 21, 2015

FOUR OAKS FINCORP, INC.
(Exact name of registrant as specified in its charter)

North Carolina	000-22787	56-2028446
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6114 U.S. 301 South Four Oaks, North Carolina	27524
(Address of principal executive offices)	(Zip Code)

(919) 963-2177
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 21, 2015, the Board of Directors (the “Board”) of Four Oaks Fincorp, Inc. (the “Company”) appointed Deanna W. Hart to the offices of Executive Vice President and Chief Financial Officer of the Company and Four Oaks Bank & Trust Company, the Company’s wholly-owned subsidiary (the “Bank”), effective as of October 1, 2015.  Ms. Hart has been serving as the Senior Vice President and Controller of the Bank since January 2014 and acting Chief Financial Officer of the Company and the Bank since September 1, 2015.

In connection with Ms. Hart’s appointment, the Board approved an increase in her annual base salary to $155,000.  In addition, Ms. Hart will be eligible to participate in the executive incentive plan, the amount of which will be determined at the discretion of the Compensation Committee of the Board based on guidelines and performance measures mutually agreed upon by Ms. Hart and the Chief Executive Officer of the Bank.  The Board also authorized a grant to Ms. Hart of 50,000 shares of restricted stock under the Four Oaks Fincorp, Inc. 2015 Restricted Stock Plan (the “Plan”).  Ms. Hart’s award will be made pursuant to the previously disclosed Form of Restricted Stock Award Agreement for Executive Team members (the “Award Agreement”), and will vest over a three-year period based on attainment of performance measures and goals set forth in the Award Agreement.  The Board also approved a modification to Ms. Hart’s previously granted restricted stock awards, which were made pursuant to the Company’s Form of Restricted Stock Award Agreement for Management Team members, to align the terms of such awards with those applicable to Executive Team awards.  Ms. Hart’s other compensation arrangements remain unchanged.

Certain of the Company’s directors and executive officers, members of their immediate families, and entities with which they are involved are customers of, and borrowers from, the Bank in the ordinary course of business. All loans and other extensions of credit made by the Bank to such individuals are made substantially on the same terms, including interest rates and collateral, as those prevailing at the time in comparable transactions with other customers.  In the opinion of management, these loans do not involve more than normal risk of collectibility or contain other unfavorable features.

A copy of the press release announcing the appointment of Ms. Hart discussed herein is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Description of Exhibit

	99.1	Press Release issued on September 25, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUR OAKS FINCORP, INC.

	By:	/s/ David H. Rupp
David H. Rupp
President and Chief Executive Officer

Date: September 25, 2015

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release issued on September 25, 2015